Consolidated Statements of Operations - USD ($)	3 Months Ended
	Jun. 30, 2019	Jun. 30, 2018
Revenue
Mobile	$ 24,877	$ 24,249
Software	3,187	97,135
Software maintenance and consulting	60,750	88,125
Total revenue	88,814	209,509
Operating expenses
Cost of revenue	4,812	3,350
Selling, general and administrative	159,104	119,538
Research and development	52,419	52,462
Total operating expenses	216,335	173,350
Income (loss) from operations	(127,521)	34,159
Other income (expense):
Gain on disposition of assets
Gain on settlement		598,041
Other expense
Interest income , net	3,758	3,345
Total other income	3,758	601,386
Income (loss) before income taxes	(123,763)	635,545
Income tax benefit	$ 18,815	$ 18,895
Net income	$ 104,948	$ 654,530
Basic and diluted income per share	$ (0.013)	$ 0.080
Weighted average number of shares outstanding	8,136,348	8,136,348